Exhibit 99.1

Kulicke & Soffa Reports Results for its Third Quarter 2008

— First revenue shipments of next-generation Power Series wire bonders

Fort Washington, PA – August 6, 2008—Kulicke & Soffa Industries, Inc. (NASDAQ: KLIC) (“K&S”) today reports results for its quarter ended June 28, 2008. K&S announced quarterly net revenue of $180.1 million and a net loss of $1.8 million or $0.03 per share. This press release contains both GAAP and non-GAAP financial information.

On a non-GAAP basis (excluding gold metal cost from both revenue and cost of sales, equity-based compensation, and amortization of intangibles) the Company reported third quarter net revenue of $83.2 million and a net loss of $0.7 million or $0.01 per share. Non-GAAP gross margin was 44.2%, a slight increase of 36 basis points from the prior quarter.

GAAP Results:

	Q3 2008	Change vs. Q3 2007	Change vs. Q2 2008
Net Revenue	$180.1 million	+7%	+2%

Gross Profit	$36.7 million
Gross Margin	20.4%	- 498 basis points	+26 basis points

Net Income (Loss)	($1.8 million)
Net Margin	(1.0%)	- 427 basis points	+248 basis points

EPS- Diluted	($0.03)	($0.11)	$0.08

Non-GAAP Measures:

	Q3 2008	Change vs. Q3 2007	Change vs. Q2 2008
Net Revenue	$83.2 million	-12%	+3%

Gross Profit	$36.8 million
Gross Margin	44.2%	- 109 basis points	+ 36 basis points

Net Income (Loss)	($0.7 million)
Net Margin	(0.8%)	- 832 basis points	- 87 basis points

EPS- Diluted	($0.01)	($0.12)	($0.01)

Non-GAAP measures exclude: gold metal cost from both net revenue and cost of sales; equity-based compensation from expenses; amortization of intangibles; and U.S. pension plan termination charge and related tax effects (see reconciliations of GAAP results to Non-GAAP measures in the following financial schedules).

Scott Kulicke, Chairman and Chief Executive Officer, commented, “The industry is in about the same place it was a quarter ago. However, we do not believe these soft conditions can last for too long and we are planning on a 2009 upturn. Once this occurs, we are well positioned with the positive steps we’ve taken recently, which will make K&S stronger and more profitable.”

Third Quarter Financial Details

•	Foreign currency exchange rates were unfavorable during the quarter, negatively impacting net income by $2.6 million in comparison to last quarter.

•	Total cash and investments increased $11.6 million from last quarter, to $182.8 million, driven by a reduction in accounts receivable.

•	Non-GAAP consolidated gross margin improved slightly to 44.2% from 43.8% in the prior quarter.

Key Product Trends

•

Began production shipments of the new IConnPS ball bonder during the third quarter. The IConnPS replaces the market-leading Maxum Ultra with higher throughput and enhanced technology for advanced packaging requirements, ultra fine pitch, and copper wire packages.

•

Shipped the first next generation ConnXPS wire bonder to an LED customer for evaluation. The new ConnXPS wire bonder replaces the Maxum Elite wire bonder and is engineered to provide optimal manufacturing capabilities for the lower pin count IC market and the rapidly growing LED market.

•	Shipped an alpha version of our next-generation Discovery die bonder in July. The machine meets all our expectations and we remain on track for a formal Discovery product launch this winter.

Outlook for Fourth Fiscal Quarter

•	Net revenue is expected to be about $160 million on a GAAP basis, assuming current gold prices.

•	Net revenue is expected to be about $66 million on a non-GAAP basis, which excludes gold metal cost.

•	The fourth quarter outlook does not include any effects of the Orthodyne or wire business transactions announced on July 31, 2008.

Earnings Conference Call Details

A conference call to discuss these results will be held today, August 6, 2008 beginning at 9:00 AM EDT. Interested participants may call 877-407-8037 for the teleconference or log on to http://www.kns.com/investors/events for listen-only mode. A replay will be available approximately one hour after the completion of the call by calling toll free 877-660-6853 or internationally 201-612-7415 and using the following replay access codes 5521 (account number) and 291300 (replay ID number). A replay will also be available on the K&S web site at http://www.kns.com/investors/events. The replay will be available via phone and web site through September 30, 2008.

Discussion of Non-GAAP Financials

This press release contains non-GAAP financial measures as a supplement to the consolidated financial results presented in accordance with GAAP. The Company believes certain non-GAAP measures provide investors with an additional, useful perspective on the Company’s performance as seen through the eyes of management. Management uses non-GAAP financial measures along with GAAP financial results for: analyzing the performance of the Company’s businesses; strategic and tactical decision making; and determining compensation. The Company does not consider non-GAAP financial measures to be a substitute for, or superior to, financial results presented in accordance with GAAP. All of the non-GAAP financial measures included herein are reconciled to the most directly comparable GAAP results in the following financial statements. These non-GAAP measures may be calculated differently from non-GAAP measures used by other companies. In addition, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and some of the adjustments reflect the exclusion of items that are recurring and will be reflected in the Company’s GAAP financial results for the foreseeable future.

Exclusions from GAAP Results

The Company excludes the following from its GAAP results in presenting non-GAAP financial measures:

— Gold metal cost. The Company’s GAAP net revenue and cost of sales include the value of the gold metal content of wire. The cost of gold metal that is passed-through to customers is excluded from non-GAAP net revenue and cost of sales. Fabrication charges and profit on gold metal are not excluded. The Company believes that excluding the large impact of passed-through gold cost can provide investors with greater visibility into the Company’s profit margin percentages.

— Equity-based compensation expenses. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share Based Payments, the Company recognizes the fair value of its equity-based compensation in expenses. Equity-based compensation consists of common stock, stock options and performance-based restricted stock granted under the Company’s equity compensation plans. Equity-based compensation is a non-cash expense that can vary significantly in amount from period to period.

— Other. The exclusion of certain other non-GAAP amounts allows for improved comparisons of the Company’s results to both prior periods and other companies. The Company excludes the following other items from non-GAAP measures as these items are not reflective of the performance of the Company’s ongoing businesses:

•	U.S. pension plan termination, and;

•	Amortization of intangibles.

— Tax Adjustment. Non-GAAP measures are tax adjusted using the GAAP tax rate associated with each quarterly period. The tax rate is calculated by dividing each quarter’s GAAP tax expense by the GAAP net income for that quarter. Non-GAAP year-to-date measures are calculated by summing the associated quarterly non-GAAP measures, without further tax adjustments.

Non-GAAP Measures

The specific non-GAAP measures included herein are net revenue, gross profit, gross margin, net income, net margin, and EPS. The Company calculates these measures as follows:

— Net Revenue. K&S non-GAAP net revenue excludes gold metal cost that is passed-through to customers.

— Gross Profit. K&S non-GAAP gross profit excludes the effects of equity-based compensation expense recorded within cost of sales. K&S non-GAAP gross profit is not affected by the exclusion of its gold metal cost from its net revenue since the same gold metal cost is also excluded from cost of sales.

— Gross Margin. K&S non-GAAP gross margin excludes the impact of gold metal cost and equity-based compensation expenses recorded within cost of sales.

— Net Income and Earnings per Share. K&S non-GAAP net income and EPS exclude equity-based compensation expenses, amortization of intangibles, U.S pension plan termination charge, gains on debt extinguishment, and related tax effects.

— Net Margin. Non-GAAP net margin reflects the Company’s net margin excluding gold metal cost, equity-based compensation, amortization of intangibles, U.S pension plan termination charge, gains on debt extinguishment, and related tax effects.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is the world’s leading supplier of semiconductor assembly equipment, materials, and technology. K&S provides wire bonders, capillaries, wire, die bonders, and die collets for all

3

types of semiconductor packages using wire as the internal electrical interconnections. K&S is the only major supplier to the semiconductor assembly industry that provides customers with semiconductor assembly equipment along with the complementing packaging materials and process technology that enable our customers to achieve the highest possible yields and throughput. The ability to provide these assembly related products is unique to Kulicke & Soffa, and allows us to develop system solutions to the new technology challenges inherent in assembling and packaging next-generation semiconductor devices. Kulicke & Soffa’s web site address is http://www.kns.com.

Caution Concerning Forward Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to a future cyclical industry upturn, our future revenue, sales, profitability, financial results, strength of our balance sheet, and product development. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: the risk of failure to successfully manage our operations; the risk that anticipated orders may not materialize or that orders received may be postponed or canceled, generally without charges; the volatility in the demand for semiconductors and our products and services; the risk that we may not be able to develop and manufacture new products and product enhancements on a timely and cost effective basis; acts of terrorism and violence; overall global economic conditions; risks, such as changes in trade regulations, currency fluctuations, political instability and war, associated with a substantial foreign customer and supplier base and substantial foreign manufacturing operations; potential instability in foreign capital markets; and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2007 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke & Soffa Industries is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Investor Contact:

Geoff Grande, CFA

FD Ashton Partners

P: (617) 747 1721

F: (617) 747 1711

geoff.grande@fdashtonpartners.com

# # #

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share and employee data)

(Unaudited)

	Three months ended		Nine months ended
	June 30, 2007	June 28, 2008	June 30, 2007	June 28, 2008

Net revenue	$168,625	$180,119	$463,647	$582,709

Cost of sales	125,832	143,380	350,454	451,722

Gross profit	42,793	36,739	113,193	130,987

Selling, general and administrative	25,106	23,099	69,667	70,326
Research and development	12,711	15,440	37,066	46,483
U.S. pension plan termination	—	—	—	9,152

Total operating expenses	37,817	38,539	106,733	125,961

Income (loss) from operations	4,976	(1,800)	6,460	5,026

Interest income	1,827	968	4,793	3,728
Interest expense	(712)	(850)	(1,952)	(2,607)
Gain on extinguishment of debt	—	—	—	170

Income (loss) from operations before income taxes	6,091	(1,682)	9,301	6,317

Provision (benefit) for income taxes	571	115	1,822	(2,114)

Net income (loss)	$5,520	$(1,797)	$7,479	$8,431

Net income (loss) per share:
Basic	$0.10	$(0.03)	$0.13	$0.16

Diluted	$0.08	$(0.03)	$0.12	$0.15

Weighted average shares outstanding:
Basic	56,456	53,528	57,112	53,392
Diluted	68,951	53,528	69,460	62,297

Equity-based compensation expense:
Cost of sales	$58	$58	$191	$187
Selling, general and administrative	1,488	884	3,316	3,198
Research and development	348	234	1,246	1,250

Total	$1,894	$1,176	$4,753	$4,635

	Three months ended		Nine months ended
	June 30, 2007	June 28, 2008	June 30, 2007	June 28, 2008

Additional financial data:

Depreciation and amortization	$2,674	$2,410	$7,440	$7,471

Capital expenditures	$1,430	$1,620	$3,737	$6,425

			June 30, 2007	June 28, 2008

Backlog of orders			107,000	84,000

Number of employees			2,778	2,743

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 29, 2007	(Unaudited) June 28, 2008
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$150,571	$164,196
Restricted cash	—	10,000
Short-term investments	19,339	8,560
Accounts and notes receivable, net of allowance for doubtful accounts of $1,713 and $1,581 respectively	177,512	146,138
Inventories, net	68,955	71,326
Prepaid expenses and other current assets	14,201	16,438
Deferred income taxes	3,631	3,533

TOTAL CURRENT ASSETS	434,209	420,191

Property, plant and equipment, net	37,953	40,763
Goodwill	33,212	32,393
Intangible assets	500	469
Other assets	6,726	6,663

TOTAL ASSETS	$512,600	$500,479

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Current portion of long term debt	$—	$72,412
Accounts payable	82,615	54,176
Accrued expenses	37,170	29,383
Income taxes payable	22,665	278

TOTAL CURRENT LIABILITIES	142,450	156,249

Long term debt	251,412	175,000
Other liabilities	12,335	40,260
Deferred income taxes	23,148	22,860

TOTAL LIABILITIES	429,345	394,369

SHAREHOLDERS’ EQUITY
Common stock, no par value	288,714	294,802
Treasury stock, at cost	(46,118)	(46,118)
Accumulated deficit	(154,094)	(144,856)
Accumulated other comprehensive income (loss)	(5,247)	2,282

TOTAL SHAREHOLDERS’ EQUITY	83,255	106,110

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$512,600	$500,479

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three months ended		Nine months ended
	June 30, 2007	June 28, 2008	June 30, 2007	June 28, 2008
Net cash provided by (used in) continuing operations	$4,353	$13,396	$6,324	$24,247
Net cash used in discontinued operations	(519)	(471)	(2,730)	(1,204)

Net cash provided by (used in) operating activities	3,834	12,925	3,594	23,043
Net cash used in investing activities	(876)	(790)	(32,891)	(5,600)
Net cash provided by (used in) financing activities	67,940	225	70,523	(3,287)
Effect of exchange rate changes on cash and cash equivalents	(80)	89	155	(531)

Changes in cash and cash equivalents	70,818	12,449	41,381	13,625
Cash and cash equivalents, beginning of period	104,530	151,747	133,967	150,571

Cash and cash equivalents, end of period	$175,348	$164,196	$175,348	$164,196
Short-term investments	24,210	8,560	24,210	8,560
Restricted cash	—	10,000	—	10,000

Total Cash, cash equivalents, restricted cash and short-term investments	$199,558	$182,756	$199,558	$182,756

KULICKE & SOFFA INDUSTRIES, INC.

OPERATING RESULTS BY BUSINESS SEGMENT

(In thousands)

(Unaudited)

Fiscal 2008:

	Equipment Segment	Packaging Materials Segment	Consolidated
Three months ended June 28, 2008:
Net revenue	$59,043	$121,076	$180,119
Cost of sales	35,949	107,431	143,380

Gross profit	23,094	13,645	36,739
Operating expenses	28,961	9,578	38,539

Income (loss) from operations	$(5,867)	$4,067	$(1,800)

Nine months ended June 28, 2008:

Net revenue	$224,061	$358,648	$582,709
Cost of sales	136,529	315,193	451,722

Gross profit	87,532	43,455	130,987
Operating expenses	86,908	29,901	116,809
U.S. pension plan termination	9,152	—	9,152

Income (loss) from operations	$(8,528)	$13,554	$5,026

Fiscal 2007:

	Equipment Segment	Packaging Materials Segment	Consolidated
Three months ended June 30, 2007:
Net revenue	$72,858	$95,767	$168,625
Cost of sales	42,605	83,227	125,832

Gross profit	30,253	12,540	42,793
Operating expenses	28,715	9,102	37,817

Income from operations	$1,538	$3,438	$4,976

Nine months ended June 30, 2007:

Net revenue	$180,073	$283,574	$463,647
Cost of sales	105,203	245,251	350,454

Gross profit	74,870	38,323	113,193
Operating expenses	79,974	26,759	106,733

Income (loss) from operations	$(5,104)	$11,564	$6,460

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS—SUMMARY

COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands, except share amounts)

(Unaudited)

	Three months ended June 30,	Three months ended June 28,	Nine months ended June 30,	Nine months ended June 28,
	2007	2008	2007	2008
	(GAAP results)

Net revenue	$168,625	$180,119	$463,647	$582,709
Gross profit	42,793	36,739	113,193	130,987
Income (loss) from operations	4,976	(1,800)	6,460	5,026
Net income (loss)	5,520	(1,797)	7,479	8,431

Weighted average shares outstanding:

Basic	56,456	53,528	57,112	53,392
Diluted	68,951	53,528	69,460	62,297

Net income (loss) per share
Basic	$0.10	$(0.03)	0.13	0.16
Diluted	$0.08	$(0.03)	0.12	0.15

	(Non-GAAP measures)

Net revenue	$94,601	$83,233	$246,996	$299,240
Gross profit	42,851	36,797	113,384	131,174
Income (loss) from operations	6,733	(585)	11,149	18,958
Net income (loss)	7,112	(665)	11,471	17,645

Weighted average shares outstanding:
Basic	56,456	53,528	57,112	53,392
Diluted	68,951	53,528	69,460	62,297

Net income (loss) per share
Basic	$0.13	$(0.01)	0.20	0.33
Diluted	$0.11	$(0.01)	0.18	0.29

KULICKE & SOFFA INDUSTRIES, INC.

OPERATING RESULTS BY BUSINESS SEGMENT—SUMMARY

COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands)

(Unaudited)

	Equipment Segment	Packaging Materials Segment	Consolidated
Fiscal 2008:

Three months ended June 28, 2008:
		(GAAP results)

Net revenue	$59,043	$121,076	$180,119
Gross profit	23,094	13,645	36,739
Income (loss) from operations	(5,867)	4,067	(1,800)

		(Non-GAAP measures)

Net revenue	$59,043	$24,190	$83,233
Gross profit	23,126	13,671	36,797
Income (loss) from operations	(4,955)	4,370	(585)

Nine months ended June 28, 2008:

		(GAAP results)

Net revenue	$224,061	$358,648	$582,709
Gross profit	87,532	43,455	130,987
Income (loss) from operations	(8,528)	13,554	5,026

		(Non-GAAP measures)

Net revenue	$224,061	$75,179	$299,240
Gross profit	87,635	43,539	131,174
Income from operations	4,338	14,620	18,958

Fiscal 2007:

Three months ended June 30, 2007:

		(GAAP results)

Net revenue	$72,858	$95,767	$168,625
Gross profit	30,253	12,540	42,793
Income from operations	1,538	3,438	4,976

		(Non-GAAP measures)

Net revenue	$72,858	$21,743	$94,601
Gross profit	30,283	12,568	42,851
Income from operations	2,910	3,823	6,733

Nine months ended June 30, 2007:

		(GAAP results)

Net revenue	$180,073	$283,574	$463,647
Gross profit	74,870	38,323	113,193
Income (loss) from operations	(5,104)	11,564	6,460

		(Non-GAAP measures)

Net revenue	$180,073	$66,923	$246,996
Gross profit	74,958	38,426	113,384
Income (loss) from operations	(1,543)	12,692	11,149

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands, except share amounts)

(Unaudited)

	Three months ended June 30,	% of Revenue	Three months ended June 28,	% of Revenue	Nine months ended June 30,	% of Revenue	Nine months ended June 28,	% of Revenue
	2007		2008		2007		2008
Net revenue (GAAP results)	$168,625		$180,119		$463,647		$582,709
- Gold Metal adjustment	(74,024)		(96,886)		(216,651)		(283,469)

Net revenue (Non-GAAP measures)	94,601		83,233		246,996		299,240

Gross profit (GAAP results)	42,793	25.4%	36,739	20.4%	113,193	24.4%	130,987	22.5%
- Equity-based compensation expense	58		58		191		187

Gross profit (Non-GAAP measures)	42,851	45.3%	36,797	44.2%	113,384	45.9%	131,174	43.8%

Income (loss) from operations (GAAP results)	4,976	3.0%	(1,800)	-1.0%	6,460	1.4%	5,026	0.9%
- Equity-based compensation expense	1,714		1,176		4,573		4,635
- U.S. pension plan termination	—		—		—		9,152
- Amortization of intangibles	43		39		116		145

Income (loss) from operations (Non-GAAP measures)	6,733	7.1%	(585)	-0.7%	11,149	4.5%	18,958	6.3%

Net income (loss) (GAAP results)	5,520	3.3%	(1,797)	-1.0%	7,479	1.6%	8,431	1.4%
- Equity-based compensation expense	1,714		1,176		4,573		4,635
- U.S. pension plan termination	—		—		—		9,152
- Amortization of intangibles	43		39		116		145
- Gain on extinguishment of debt	—		—		—		(170)
- Tax effect of non-GAAP adjustments	(165)		(83)		(697)		(4,548)

Net income (loss) (Non-GAAP measures)	7,112	7.5%	(665)	-0.8%	11,471	4.6%	17,645	5.9%

Weighted average shares outstanding (GAAP & Non-GAAP)
Basic	56,456		53,528		57,112		53,392
Diluted	68,951		53,528		69,460		62,297

Net income (loss) per share (GAAP results)
Basic	$0.10		$(0.03)		$0.13		$0.16
Diluted	$0.08		$(0.03)		$0.12		$0.15

Adjustments to net income per share
Basic	$0.03		$0.02		$0.07		$0.17
Diluted	$0.03		$0.02		$0.06		$0.14

Net income (loss) per share (Non-GAAP measures)
Basic	$0.13		$(0.01)		$0.20		$0.33
Diluted	$0.11		$(0.01)		$0.18		$0.29

KULICKE & SOFFA INDUSTRIES, INC.

OPERATING RESULTS BY BUSINESS SEGMENT

RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands)

(Unaudited)

	Equipment Segment	% of Revenue	Packaging Materials Segment	% of Revenue	Consolidated
Fiscal 2008:

Three months ended June 28, 2008:
Net revenue (GAAP results)	$59,043		$121,076		$180,119
- Gold metal adjustment	—		(96,886)		(96,886)

Net revenue (Non-GAAP measures)	59,043		24,190		83,233

Gross profit (GAAP results)	23,094	39.1%	13,645	11.3%	36,739
- Equity-based compensation expense	32		26		58

Gross profit (Non-GAAP measures)	23,126	39.2%	13,671	56.5%	36,797

Income (loss) from operations (GAAP results)	(5,867)	-9.9%	4,067	3.4%	(1,800)
- Equity-based compensation expense	873		303		1,176
- Amortization of intangibles	39		—		39

Income (loss) from operations (Non-GAAP measures)	(4,955)	-8.4%	4,370	18.1%	(585)

Fiscal 2007:

Three months ended June 30, 2007:
Net revenue (GAAP results)	$72,858		$95,767		$168,625
- Gold metal adjustment	—		(74,024)		(74,024)

Net revenue (Non-GAAP measures)	72,858		21,743		94,601

Gross profit (GAAP results)	30,253	41.5%	12,540	13.1%	42,793
- Equity-based compensation expense	30		28		58

Gross profit (Non-GAAP measures)	30,283	41.6%	12,568	57.8%	42,851

Income from operations (GAAP results)	1,538	2.1%	3,438	3.6%	4,976
- Equity-based compensation expense	1,329		385		1,714
- Amortization of intangibles	43		—		43

Income from operations (Non-GAAP measures)	2,910	4.0%	3,823	17.6%	6,733

Fiscal 2008:

Nine months ended June 28, 2008:
Net revenue (GAAP results)	224,061		358,648		582,709
- Gold metal adjustment	—		(283,469)		(283,469)

Net revenue (Non-GAAP measures)	224,061		75,179		299,240

Gross profit (GAAP results)	87,532	39.1%	43,455	12.1%	130,987
- Equity-based compensation expense	103		84		187

Gross profit (Non-GAAP measures)	87,635	39.1%	43,539	57.9%	131,174

Income (loss) from operations (GAAP results)	(8,528)	-3.8%	13,554	3.8%	5,026
- Equity-based compensation expense	3,569		1,066		4,635
- U.S. pension plan termination	9,152		—		9,152
- Amortization of intangibles	145		—		145

Income from operations (Non-GAAP measures)	4,338	1.9%	14,620	19.4%	18,958

Fiscal 2007:

Nine months ended June 30, 2007:
Net revenue (GAAP results)	180,073		283,574		463,647
- Gold metal adjustment	—		(216,651)		(216,651)

Net revenue (Non-GAAP measures)	180,073		66,923		246,996

Gross profit (GAAP results)	74,870	41.6%	38,323	13.5%	113,193
- Equity-based compensation expense	88		103		191

Gross profit (Non-GAAP measures)	74,958	41.6%	38,426	57.4%	113,384

Income (loss) from operations (GAAP results)	(5,104)	-2.8%	11,564	4.1%	6,460
- Equity-based compensation expense	3,445		1,128		4,573
- Amortization of intangibles	116		—		116

Income (loss) from operations (Non-GAAP measures)	(1,543)	-0.9%	12,692	19.0%	11,149